Exhibit 99.1

Comdial Corporation
106 Cattlemen Road
Sarasota, FL 34232
Telephone (941) 554-5000

Contact:   Naomi DeAngelo, Manager, Marketing Communications (ext. 1160)


                   COMDIAL LAUNCHES INTEGRATED VOIP SOLUTIONS
 -NEW CONVERSIP(TM) SOLUTIONS ENHANCE ENTERPRISE PRODUCTIVITY AND PROFITABILITY-

SARASOTA, FL. - March 11, 2004 - Comdial Corporation (OTC-BB: CMDZ.OB), a leading provider of converged voice and data communications solutions, announced today the launch of a new portfolio of integrated Voice over Internet Protocol
(VoIP) applications, platforms, software and endpoints under its new CONVERSip(TM) brand. Comdial's CONVERSip(TM) solutions suite is designed to enable companies to integrate their voice and data infrastructure into one unified communications network.

CONVERSip(TM) was developed specifically for Comdial's core end user, the small- to medium-sized enterprise. It represents a technological leap forward enabling our existing customers to migrate to a converged platform and offering new users a robust, cost-effective solution to their voice and data needs.

CONVERSip(TM) functionality addresses today's evolving work style. CONVERSip(TM) was developed using the Session Initiation Protocol (SIP) Internet standard that enables communications devices to establish and control multimedia sessions. CONVERSip(TM) enables people to communicate more effectively by establishing "presence," a means of knowing if a party is available and how best to reach them. With CONVERSip(TM), users can establish secure real-time communications across data networks and the public switched telephone network from their desk or remote location enabling them to make and receive calls between PCs, IP telephones and traditional telephones. This converged functionality provides:

-    Lower cost and greater control when implementing telephony infrastructure

-    Fewer unanswered calls and faster connections through presence management

- A new level of multi-tasking as users conduct simultaneous voice, video and instant messaging sessions

Neil Lichtman, Comdial's president and chief executive officer, commented, "CONVERSip(TM) represents an innovative solution that offers tremendous flexibility in how people within an organization communicate. This flexibility accelerates decision-making by eliminating delays in information sharing, resulting in increased productivity."

Mr. Lichtman continued, "CONVERSip(TM) places Comdial squarely in the converged telephony segment of the $9 billion enterprise communications market in the U.S. This market segment is experiencing accelerated growth as more enterprises embrace converged solutions. More important, CONVERSip(TM), allows Comdial's installed end user base to migrate along the path of today's evolving corporate work style. CONVERSip(TM) leverages their existing technology investments and common network infrastructure. CONVERSip(TM) enhances productivity with multimedia real-time collaboration, lowers deployment and maintenance costs through web-based administration and reduces long distance expenses by routing calls through the Internet."

The CONVERSip(TM) solution portfolio consists of:

- CONVERSip(TM) MP5000 Media Platform: This evolutionary enterprise communications platform, developed for small- to medium-sized offices with 40-400 employees, supports IP and traditional implementations in stand-alone or distributed environments. Unified messaging, workgroup call center and call recording are productivity enhancing applications available for the MP5000. It offers advanced IP communications at an investment level comparable to traditional voice systems. The MP5000 is unlike any other platform available today due to its unique design, compatibility with current Comdial equipment and native-SIP architecture.

- CONVERSip(TM) MP1000 Media Platform: A simple to own and operate all-in-one communications platform for small offices with 4-40 employees including voice mail, unified messaging and auto-attendant. It is based on SIP and features an 8 port gateway, network interface, pre-installed applications, web-based administration and IP multimedia endpoints. The MP1000 delivers advanced IP communications at an affordable price point and because of its integrated design, it is easy to deploy and administer. Unique to the MP1000 is a powerful and flexible platform that is both a comprehensive business communications solution and collaboration application that can coexist with an existing business phone system enabling businesses to gradually migrate to the full functionality of the MP1000.

- CONVERSip(TM) EP300 Voice IP Endpoint: This high quality SIP desktop phone delivers crisp and clear voice communications and works on both CONVERSip(TM) Media Platforms. The EP300 has up to 24 programmable buttons that speed routine calling functions such as retrieving voice mail, dialing extensions and handling calls. Because of its interoperability, EP300 users can communicate with IP, digital or analog telephone users.

- CONVERSip(TM) EP200 Multimedia IP Endpoint: Extends any Microsoft(R) Windows(R) XP PC to a fully functional business phone with the added advantage of multimedia collaboration. Users can conduct voice, video and instant messaging sessions with other EP200 users and can make/receive calls to and from traditional telephones. With its built-in contact list, users can point and click to make calls. Presence management lets users know if and how other subscribers can be reached. Like the EP300, the EP200 works on both CONVERSip(TM) media platforms and is interoperable with IP, digital and analog telephone users.

As part of the launch of the CONVERSip(TM) product suite, Comdial will introduce a new authorization level for its channel partners selling, implementing and supporting its new convergence products. Comdial-authorized CONVERSip(TM) Solutions Providers will be distinguished by their technical education, voice and data convergence experience, customer satisfaction and commitment to sell and support CONVERSip(TM) solutions.

Mark Lindsay, vice president of marketing at Comdial, commented, "With today's launch of our new CONVERSip(TM) brand, we are introducing a new logo that incorporates elements of our well-established Comdial brand with a new symbol of connectivity. This represents the new Comdial and our emerging leadership status in the IP telephony market."

Comdial's 800 authorized Channel Partners can now display the new logos on their company stationary, service vehicles, marketing materials and office signage. Comdial has launched a new corporate web site reflecting our new brand identity. Visit comdial.com for more information.

"Today's product launch represents Comdial's vision for the future of enterprise communications," said Mr. Lichtman. "We are proud to offer our channel partners and customers these exciting new solutions."

ABOUT COMDIAL

Comdial is a converged voice and data communications solutions provider with over 25 years of long-standing success as a leading brand. Focused on superior customer service and reliable communications solutions, we are dedicated to producing best-in-class small- to mid-sized enterprise communications products. Through innovative technology and flexibility, we are unmatched at providing comprehensive Internet Protocol (IP) communications solutions tailored to meet each customer's evolving business needs. For more information about Comdial and its communications solutions, please visit our web site at comdial.com.

FORWARD-LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS STATEMENTS THAT MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. INVESTORS AND PROSPECTIVE INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS, INCLUDING COMDIAL CORPORATION'S ABILITY TO OBTAIN ADDITIONAL FUNDING FOR ITS BUSINESS SHOULD SUCH FUNDING BECOME NECESSARY, ITS ABILITY TO MAINTAIN MARKET SHARE AND TO GROW IN A VERY COMPETITIVE MARKET, ITS ABILITY TO DEVELOP TECHNOLOGICALLY ADVANCED PRODUCTS TO KEEP PACE WITH MANY COMPETITORS THAT ARE MUCH LARGER AND HAVE SIGNIFICANTLY MORE RESOURCES THAN COMDIAL, ITS ABILITY TO INTEGRATE ASSETS ACQUIRED FROM SOUNDPIPE INC. INTO ITS BUSINESS IN A COST-EFFICIENT MANNER AND OTHER RISKS ATTENDANT WITH THE ACQUISITION OF ASSETS, LOWER THAN ANTICIPATED DEMAND BROUGHT ABOUT BY CONTINUED WEAKNESS IN TELECOMMUNICATIONS SPENDING, RISK OF DILUTION OF THE COMPANY'S STOCK FROM PRIVATE PLACEMENT INVESTMENTS COMPLETED IN 2002 AND OTHER PRIVATE INVESTMENTS OR PUBLIC OFFERINGS THAT MAY OCCUR FORM TIME TO TIME, FROM THE 2003 ACQUISITION OF THE ASSETS OF SOUNDPIPE INC. AND FROM OTHER OR SIMILAR EVENTS THAT MAY OCCUR IN THE FUTURE, DEPENDENCE ON A RELATIVELY SMALL NUMBER OF LARGE CUSTOMERS, ABILITY TO MAINTAIN NECESSARY ENGINEERING, SALES, MARKETING AND OTHER KEY STAFF MEMBERS, THE RISKS ASSOCIATED WITH THE OUTSOURCING OF ITS MANUFACTURING REQUIREMENTS, INCLUDING INTERNATIONAL RISK FACTORS, ITS ABILITY TO ACHIEVE ITS OPERATIONAL GOALS AND TO GENERATE POSITIVE CASH FLOW, ANY UNFAVORABLE OUTCOME OF PENDING DISPUTES OR LITIGATION, INCLUDING, BUT NOT LIMITED TO INTELLECTUAL PROPERTY INFRINGEMENT CLAIMS THAT ARISE FROM TIME TO TIME AND THE VARIOUS OTHER FACTORS SET FORTH FROM TIME TO TIME IN COMDIAL'S FILINGS WITH THE SEC, INCLUDING, BUT NOT LIMITED TO, COMDIAL'S FORM 10-Q FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003. COMDIAL CORPORATION UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE THE FORWARD-LOOKING STATEMENTS MADE IN THIS RELEASE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE OF THIS PRESS RELEASE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.





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